                                                                      EXHIBIT 20

VW CREDIT, INC. -- SERVICER
18-JUN-98

              VOLKSWAGEN CREDIT AUTO MASTER TRUST, SERIES 1996-1

                MONTHLY SERVICER REPORT INPUT AND SUMMARY PAGE
                ----------------------------------------------

TRANSACTION SUMMARY
-------------------
                                                                      From                        To      Days
                                                                      ----                        --      ----
Current Interest Period                                               5/15/98                   6/14/98     31

Series Allocation Percentage                                                        100.00%


Initial Principal Balance                                                  $375,000,000.00
Outstanding Principal Balance                                              $375,000,000.00
Principal Balance of Receivables for Determination Date                    $536,557,017.54
Amount Invested in Receivables on Series Issuance Date                     $375,000,000.00
Initial Invested Amount                                                    $375,000,000.00
Invested Amount at the Beginning of Period                                 $375,000,000.00
Invested Amount                                                            $375,000,000.00
Required Subordinated Amount                                               $ 68,658,005.28
Excess Funded Amount                                                       $          0.00

Available Subordinated Amount (previous period)                            $ 91,906,708.11
Incremental Subordinated Amount (previous period)                          $ 14,459,801.09

RESERVE FUND AND YIELD SUPPLEMENT ACCOUNT
-----------------------------------------

Yield Supplement Account Initial Deposit                                   $  1,875,000.00
Yield Supplement Account Beginning Balance                                 $  1,875,000.00
Yield Supplement Account Required Amount                                   $  1,875,000.00

Reserve Fund Initial Deposit                                               $  1,875,000.00
Reserve Fund Required Amount                                               $  1,875,000.00
Reserve Fund Beginning Balance                                             $  1,875,000.00


Outstanding Carryover Amount - Beginning Balance                           $          0.00
Yield Supplement Account Draw Amount                                       $          0.00
Outstanding Carryover Amount - Ending Balance                              $          0.00
Yield Supplement Account Balance - Ending Balance                          $  1,875,000.00
Yield Supplement Account Required Deposit Amount                           $          0.00

Reserve Fund Draw Amount                                                   $          0.00
Reserve Fund Ending Balance                                                $  1,875,000.00
Reserve Fund Required Deposit Amount                                       $          0.00

1-month LIBOR Rate (annualized)                                                  5.6562500%
Certificate Coupon (annualized)                                                  5.8162500%
Prime Rate (annualized)                                                          8.5000000%
Servicing Fee Rate (annualized)                                                      1.000%
Excess Spread                                                                    1.8537500%

TRUST PRINCIPAL RECEIVABLES
---------------------------

Pool Balance at the Beginning of Period                                    $547,930,210.16
Pool Balance at the Ending of Period                                       $533,431,343.40
Average Aggregate Principal Balance                                        $540,680,776.78

Aggregate Principal Collections                                            $274,825,445.67
New Principal Receivables                                                  $260,326,578.91
Receivables Added for Additional Accounts                                  $          0.00
Investor Default Amount                                                    $          0.00
Net Losses                                                                 $          0.00
Monthly Interest Accrued, but not Paid                                     $          0.00
Ineligible Receivables                                                     $          0.00
Ineligible Receivables in Prior Collection Period                          $          0.00
Defaulted Receivables in Ineligible and Overconc. Accounts                            0.00

MISCELLANEOUS DATA
------------------

Recoveries on Receivables Written Off                                      $          0.00
Spread Over Prime for Portfolio                                                       0.17%
Weighted Average Interest Rate                                                        8.67%

PORTFOLIO CHARGE OFF RATE AT COLLECTION PERIOD END
--------------------------------------------------

Net losses as a % of Avg. Receivables Balance (annualized)                            0.00%

PORTFOLIO AND DEALERSHIP STATISTICS
-----------------------------------

Used Vehicle Receivables' Balance                                          $ 38,058,053.53
Used Vehicle Percentage                                                              7.135%
Used Vehicle Percentage During Last Collection Period                                6.894%
Early Amortization Event?                                                  NO
Largest Dealer or Dealer Affiliation Balance                               $ 25,011,120.80
Largest Dealer Percentage                                                            4.565%

Aggregate Principal Amount of Receivables of Dealers over 2%               $ 18,777,856.72
Aggregate % Principal Amount of Receivables of Dealers over 2%                       3.520%

SUMMARY OF COLLECTIONS
----------------------

Aggregate Amount of Collections                                            $278,759,675.77
Aggregate Amount of Interest Collections                                   $  3,934,230.10

Investment Proceeds                                                        $          0.00
Aggregate Amount of Principal Collections                                  $274,825,445.67
Asset Receivables Rate                                                               7.469%
Use Asset Receivables Rate?                                                NO
Carryover Amount (this Distribution Date)                                  N/A
Total Carryover Amount                                                     N/A

PAYMENT RATE INFORMATION
------------------------

Monthly Payment Rate                                                       $         50.83
Previous Collection Period Monthly Payment Rate                                      55.81%
Monthly Payment Rate 3 months ago                                                    51.72%
3-month Average Payment Rate                                                         52.79%
12-month Minimum Payment Rate                                                        50.83%
Early Amortization Event?                                                  NO

ACCUMULATION PERIOD/EARLY AMORTIZATION PERIOD
---------------------------------------------

Extend Revolving Period?                                                   YES
Last Day of Revolving Period                                               N/A
Invested Amount as of Last Day of Revolving Period                         N/A
Accumulation Period Length (months)                                        N/A
First Accumulation Date                                                    TO BE DETERMINED
Expected Final Payment Date                                                N/A
Required Participation Percentage                                                     4.00%
Principal Funding Account Balance                                          $          0.00
Principal Payment Amount                                                   $          0.00
Controlled Deposit Amount                                                  $          0.00

TOTAL AMOUNT DISTRIBUTED ON SERIES 1996-1
-----------------------------------------

CERTIFICATEHOLDERS
------------------
i.    Monthly Interest Distribution                                        $  1,878,164.06
ii.   Monthly Servicing Fee Distribution                                   $    312,500.00
iii.  Reserve Fund Deposit Amount Distribution                             $          0.00
iv.   Investor Default Amount Distribution                                 $          0.00
v.    Outstanding Carryover Amount Distribution                            $          0.00
vi.   Yield Supplement Account Deposit Amount Distribution                 $          0.00
                                                                                      ----
          Excess Servicing                                                 $    501,898.35

Excess Servicing (Previous Period)                                         $    547,498.69

DEFICIENCY AMOUNT
-----------------

Deficiency Amount                                                          $           0.0
Draw Amount                                                                $           0.0

VW CREDIT, INC -- SERVICER                                                PAGE 2
18-JUN-98
              VOLKSWAGEN CREDIT AUTO MASTER TRUST, SERIES 1996-1

                                    SUMMARY
                                    -------

                      COLLECTIONS             ACCRUAL         DISTRIBUTION
                    ---------------        ------------     ----------------
From:                     15-May-98
To:                       14-Jun-98
Days:                            30

LIBOR RATE               5.6562500%
 (1 month)

SERIES #                     1       Active
VCI RATING:                 N/A


                                        TRUST AND SERIES ALLOCATIONS - BEGINNING OF PERIOD
                                        --------------------------------------------------

                                  SERIES                                         EXCESS       REQUIRED            REQUIRED
    SERIES     SERIES           ALLOCATION     INVESTED        SUBORDINATED      FUNDED    PARTICIPATION       PARTICIPATION
    NUMBER      NAME            PERCENTAGE      AMOUNT            AMOUNT         AMOUNT      PERCENTAGE           AMOUNT
    ------      ----            ----------      ------         ------------      ------      ----------           ------
           Trust                            $375,000,000.00    $68,658,005.28     $0.00         N/A         $  15,000,000.00
           1 Series 1996-1      100.00%     $375,000,000.00    $68,658,005.28     $0.00        4.00%        $  15,000,000.00

                              OUTSTANDING
    SERIES     SERIES         CERTIFICATE
    NUMBER      NAME            BALANCE
    ------      ----            -------
           Trust
           1 Series 1996-1    $375,000,000.00

VW CREDIT, INC.-- SERVICER                                               PAGE 3
18-JUN-98


              VOLKSWAGEN CREDIT AUTO MASTER TRUST, SERIES 1996-1

                             SERVICING CERTIFICATE
                             ---------------------

INITIAL AMOUNTS                                                                EXCESS SPREAD CALCULATION
---------------                                                                -------------------------
Initial Invested Amount                            $375,000,000.00             Weighted Average Rate Charged to Dealers    8.67%
Invested Amount                                    $375,000,000.00             LIBOR                                       5.66%
Controlled Accumulation Amount                     $          0.00             Certificate Rate (LIBOR+16 b.p.)            5.82%
Required Subordinated Amount                       $ 68,658,005.28             Servicing Fee Rate                          1.00%
Annualized Servicing Fee Rate                                 1.00%            Investor Net Losses                         0.00%
                                                                                                                           ----
First Controlled Accumulation Date           TO BE DETERMINED                  Excess Spread                               1.85%
Accumulation Period Length (months)                N/A
Expected Final Payment Date                        N/A
Initial Settlement Date                                  28-Mar-96
Required Participation Percentage                             4.00%
Subordinated Percentage                                      14.29%

SERIES 1996-1 MONTHLY REPORTING
-------------------------------
                                                                                                    REQUIRED             EXCESS
                                                    SERIES 1996-1            INVESTED             SUBORDINATED          FUNDING
PRINCIPAL RECEIVABLES                                   TOTAL                 AMOUNT                 AMOUNT              AMOUNT
---------------------                                   -----                 ------                 ------              ------
Series Allocation Percentage                          100.00%
Beginning Balance                                        $375,000,000.00     $375,000,000.00      $68,658,005.28        $ 0.00

  Floating Allocation Percentage                       68.44%                 68.44%
  Fixed Allocation Percentage                            N/A

Principal Collections                                    $274,825,445.67     $274,825,445.67          N.A.                N.A.
New Principal Receivables                                $260,326,578.91     $260,326,578.91          N.A.                N.A.
Principal Default Amounts                                $          0.00     $          0.00          N.A.                N.A.
Receivables Added for Additional Accounts                $          0.00     $          0.00          N.A.                N.A.
Controlled Deposit Amount                                $          0.00                 N/A          N.A.                N.A.
Principal Allocation Percentage
"Pool Factor"                                               100.00000000%

Ending Balance                                           $375,000,000.00     $375,000,000.00      $68,658,005.28        $ 0.00

  Floating Allocation Percentage                       70.30%                 70.30%


NON-PRINCIPAL RECEIVABLES
-------------------------

Interest Collections                                   $  2,692,562.41
Recoveries on Receivables Written Off                  $          0.00
Investment Income                                      $          0.00

VW CREDIT, INC. -- SERVICER                                              PAGE 4
18-JUN-98

              VOLKSWAGEN CREDIT AUTO MASTER TRUST, SERIES 1996-1

                             SERVICING CERTIFICATE
                             ---------------------

SUBORDINATED AMOUNT & RESERVE FUND                         CURRENT                PREVIOUS
----------------------------------                         -------                --------
Available Subordination Amount (Previous)               $91,906,708.11         $92,481,860.14
  Required Subordination Draw Amount                    $         0.00                    N/A
  Reserve Fund Funds to Inv. Default Amount             $         0.00                    N/A
  Excess Servicing (Previous Period)                    $   547,498.69         $   355,752.66
                                                        --------------
(a) Available Subordinated Amount?                      $92,454,206.80         $92,837,612.80

(b) Available Subordinated Amount?                      $53,571,428.57         $53,571,428.57

Available Subordinated Amount                           $92,533,483.73         $91,906,708.11

Incremental Subordinated Amount                         $15,086,576.71         $14,459,801.09
  Overconcentration Amount                              $18,777,856.72         $18,486,910.98

Beginning Reserve Fund Balance                          $ 1,875,000.00         $ 1,875,000.00
Reserve Fund Required Balance                           $ 1,875,000.00         $ 1,875,000.00
Reserve Fund Draw                                       $         0.00                    N/A
Reserve Fund Required Deposit                           $         0.00                    N/A
Reserve Fund Deposit Amount                             $         0.00                    N/A
Reserve Fund Release                                    $         0.00                    N/A
Ending Reserve Fund Balance                             $ 1,875,000.00         $ 1,875,000.00

REQUIRED INTEREST DISTRIBUTIONS
-------------------------------

Available Interest Collections                          $ 3,934,230.10         $ 3,712,205.93
  Certificateholder Interest Collections                $ 2,692,562.41         $ 2,677,576.82
  Subordinate Interest Collections                      $   492,975.90         $   485,756.92
Investment Income                                       $         0.00         $         0.00
Reserve Fund Balance                                    $ 1,875,000.00         $ 1,875,000.00
                                                        --------------
Total Interest  Available                               $ 5,060,538.32         $ 5,038,333.73

Interest Shortfall                                      $         0.00         $         0.00
Additional Interest                                     $         0.00         $         0.00
Carry-over Amount                                       $         0.00         $         0.00
Carry-over Shortfall                                    $         0.00         $         0.00
Additional Carry-over Shortfall                         $         0.00         $         0.00

Monthly Servicing Fee                                   $   450,567.31         $   444,930.04
Investor Monthly Servicing Fee                          $   312,500.00         $   312,500.00